Filed pursuant to Rule 497(e)
File Nos. 811-22534 and 333-236968

Versus Capital Multi-Manager Real Estate Income Fund LLC

Supplement dated June 18, 2020 to the
Prospectus dated May 5, 2020

Effective immediately, the Prospectus of Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”) is amended as follows:

The paragraph beside the heading “The Fund” on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

Versus Capital Multi-Manager Real Estate Income Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a nondiversified, closed-end investment management company that is operated as an interval fund. Shares of beneficial interest of the Fund (the “Shares”) will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). Shares of the Fund have no history of public trading, nor is it intended that such shares will be listed on a public exchange, and therefore should be treated by investors as an illiquid investment (see “Risk Factors” below in this Prospectus). However, limited liquidity will be available through quarterly repurchases of Shares by the Fund of no less than five percent (5%) of the outstanding Shares nor more than 25% of the outstanding Shares each quarter pursuant to a repurchase policy under Rule 23c-3 under the Investment Company Act. The repurchase offer amount will be determined by the Fund’s Board of Directors (the “Board”) before each repurchase offer. The Fund has elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”).

The paragraph under the sub-section titled “Shareholders Will Have Only Limited Liquidity” under the heading “Risk Factors” on page 18 of the Prospectus is deleted in its entirety and replaced with the following:

Unlike many closed-end investment companies, the Fund’s Shares are not listed on any securities exchange and are not publicly traded. There is currently no secondary market for the Shares and the Fund expects that no secondary market will develop. Shares are subject to substantial restrictions on transferability and may only be transferred or resold in accordance with the LLC Agreement and the Fund’s repurchase policy. Limited liquidity is provided to shareholders only through the Fund’s quarterly Repurchase Offers for no less than 5% of the Shares outstanding nor more than 25% of the Shares outstanding on the Repurchase Request Deadline. The Repurchase Offer amount will be determined by the Board before each Repurchase Offer. There is no guarantee that shareholders will be able to sell all of the Shares they desire in a quarterly Repurchase Offer. In certain instances, such Repurchase Offer may be suspended or postponed.

Shareholders should retain this Supplement for future reference.